UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2016

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3097 Satellite Boulevard
Duluth, GA 30096
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On May 23, 2016, NCR Corporation (the “Company”) filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Articles Supplementary reclassified the Company’s Series A Junior Participating Preferred Stock, shares of which were never issued, into authorized but undesignated shares of preferred stock. The filing of the Articles Supplementary, and reclassification of the Company’s Series A Junior Participating Preferred Stock, had no effect on the terms of the Company’s common stock or Series A Convertible Preferred Stock.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to a copy of such Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Articles of Amendment and Restatement

On May 23, 2016, immediately following the Articles Supplementary being accepted for record by the SDAT, the Company filed Articles of Amendment and Restatement with the SDAT. The Articles of Amendment and Restatement eliminate the classification of the Company’s Board of Directors and provide for annual election of all directors elected at or after the Company’s 2017 Annual Meeting of Stockholders. As a result, beginning with the 2017 Annual Meeting, directors will be elected for a term ending at the next annual meeting of stockholders following their election. This change does not abrogate, shorten or otherwise affect the term of any director elected before the 2017 Annual Meeting.

The Articles of Amendment and Restatement also update the current size of the Company’s Board of Directors, the Company’s current principal office address in the State of Maryland and the Company’s current agent for service of process, and incorporate the Articles Supplementary for the Company’s Series A Convertible Preferred Stock as an exhibit thereto. The filing of the Articles of Amendment and Restatement had no effect on the terms of the Company’s common stock or Series A Convertible Preferred Stock.

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2016, the amendment and restatement of the Company’s charter was approved at the Company’s 2016 Annual Meeting of Stockholders by the affirmative vote of not less than 80% of the voting power of all shares of the outstanding stock of the Company entitled to vote generally in the election of directors, voting together as a single class. The Company expects to include a copy of the Articles of Amendment and Restatement as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

3.1	Articles Supplementary of NCR Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2016	NCR Corporation By: /s/ Edward Gallagher Edward Gallagher Senior Vice President, General Counsel and Corporate Secretary

Index to Exhibits

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

3.1	Articles Supplementary of NCR Corporation